Exhibit 24.1

POWER OF ATTORNEY

The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 28th day of October, 2026.

/s/ Ian L.T. Clarke
Ian L.T. Clarke

POWER OF ATTORNEY

The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 28th day of October, 2026.

/s/ Marjorie M. Connelly
Marjorie M. Connelly

POWER OF ATTORNEY

The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 28th day of October, 2026.

/s/ R. Matt Davis
R. Matt Davis

POWER OF ATTORNEY

The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 28th day of October, 2026.

/s/ Debra J. Kelly-Ennis
Debra J. Kelly-Ennis

POWER OF ATTORNEY

The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 28th day of October, 2026.

/s/ Kathryn B. McQuade
Kathryn B. McQuade

POWER OF ATTORNEY

The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 28th day of October, 2026.

/s/ Steven W. Presley
Steven W. Presley

POWER OF ATTORNEY

The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 28th day of October, 2026.

/s/ Virginia E. Shanks
Virginia E. Shanks

POWER OF ATTORNEY

The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 28th day of October, 2026.

/s/ Richard S. Stoddart
Richard S. Stoddart

POWER OF ATTORNEY

The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 28th day of October, 2026.

/s/ Ellen R. Strahlman
Ellen R. Strahlman

POWER OF ATTORNEY

The undersigned, a Director of Altria Group, Inc., a Virginia corporation (the “Company”), does hereby constitute and appoint Salvatore Mancuso, Robert A. McCarter III and Mary C. Bigelow, or any one or more of them, his or her true and lawful attorney, for him or her and in his or her name, place and stead, to execute, by manual or facsimile signature, electronic transmission or otherwise, the Company’s Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any or all amendments to said Registration Statement (including post-effective amendments and supplements thereto), any other document or instrument deemed necessary or appropriate by any of them in connection with such Registration Statement or amendment and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or to be incorporated by reference therein, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal this 28th day of October, 2026.

/s/ M. Max Yzaguirre
M. Max Yzaguirre